MFS(R) GOVERNMENT MORTGAGE FUND

                      Supplement to the Current Prospectus


The Board of Trustees of the MFS Government Mortgage Fund (the "Government Mortgage Fund") has approved the proposed reorganization of the Government
Mortgage Fund into the MFS Government Securities Fund (the "Government Securities Fund"). The proposed transaction is still subject to approval by the Government Mortgage Fund shareholders at a shareholders' meeting expected to be held in October, 2004. No assurance can be given that the reorganization will occur.

Under the proposed transaction, the Government Mortgage Fund's assets and liabilities would be transferred to the Government Securities Fund in return for shares of the Government Securities Fund with equal total net asset value on the transfer date. These Government Securities Fund shares would be distributed pro rata to shareholders of the Government Mortgage Fund in exchange for their Government Mortgage Fund shares. Current Government Mortgage Fund shareholders would thus become shareholders of the Government Securities Fund and receive shares of the Government Securities Fund with a total net asset value equal to that of their shares of the Government Mortgage Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Government Mortgage Fund and its shareholders, as well as to the Government Securities Fund.

The primary investment objective of the Government Mortgage Fund is to provide a high level of current income. The secondary investment objective of the Government Mortgage Fund is to protect shareholders' capital. The Government Mortgage Fund seeks to achieve its objective by investing at least 80% of its net assets, under normal circumstances, in government mortgage securities, which include obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mae") and the Federal National Mortgage Association ("Fannie Mae") (collectively, "Government Mortgage Securities").

The investment objective of the Government Securities Fund is current income and preservation of principal. The Government Securities Fund seeks to achieve its objective by investing at least 80% of its net assets, under normal circumstances, in bonds or other debt obligations issued by, or whose principal interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.

The primary difference between the Government Mortgage Fund and Government Securities Fund is that the Government Mortgage Fund generally focuses its investments in government mortgage securities, while the Government Securities Fund generally invests in a broader array of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, which may include Government Mortgage Securities. The Government Mortgage Fund may also invest in mortgage dollar rolls to a greater extent than the Government Securities Fund.

A full description of the Government Securities Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to shareholders of the Government Mortgage Fund in September, 2004.

In light of the proposed transaction, sales of Government Mortgage Fund shares and exchanges into this Fund are expected to be suspended on or about October 28, 2004.


                  The Date of this Supplement is July 21, 2004.